UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: February 28, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

FORM N-Q

FEBRUARY 28, 2013

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 36.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	2,278,052		$3,055,437
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,365,901		3,072,161
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,315,284		1,672,774
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	645,968		1,009,476
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	363,633		509,229
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,843,763		3,003,172
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,126,123		1,608,860	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	408,935		588,195
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	772,320		820,288
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	279,650		285,855
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	1,491,264		1,546,721
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,801,286		1,894,728
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	566,650		622,916
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	2,452,670		2,737,411
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,546,067		4,828,419
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	505,974		585,981
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	1,104,481		1,290,948
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,390,944		2,578,858
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,578,341		1,844,809
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,160,676		1,362,162
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	673,791		823,289
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	881,853		1,079,925
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	4,198,619		4,943,219
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,037,620		2,324,957
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	1,531,940		1,665,865
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	1,647,558		1,794,293
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	1,730,969		1,867,823

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $46,702,721)					49,417,771

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.4%
Canada - 0.0%
Government of Canada, Bonds	4.250%	12/1/26	41,409	CAD	63,335

United Kingdom - 0.4%
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	231,095	GBP	532,699

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $612,109)					596,034

			SHARES
COMMON STOCKS - 20.1%
CONSUMER DISCRETIONARY - 1.5%
Automobiles - 0.5%
Hyundai Motor Co.			1,138		229,108
Kia Motors Corp.			4,702		242,737
Toyota Motor Corp.			3,900		200,491

Total Automobiles					672,336

Hotels, Restaurants & Leisure - 0.3%
Carnival Corp.			4,250		152,022
Whitbread PLC			4,000		153,101
Wyndham Worldwide Corp.			2,600		156,624

Total Hotels, Restaurants & Leisure					461,747

Household Durables - 0.3%
Jarden Corp.			5,470		339,742	*

Leisure Equipment & Products - 0.1%
Nikon Corp.			6,000		134,642

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	SHARES	VALUE
Media - 0.3%
Comcast Corp., Class A Shares	6,350	$252,667
Time Warner Cable Inc.	1,700	146,863

Total Media		399,530

TOTAL CONSUMER DISCRETIONARY		2,007,997

CONSUMER STAPLES - 3.1%
Beverages - 0.9%
Coca-Cola Enterprises Inc.	5,750	205,735
Fomento Economico Mexicano SA de CV, ADR	1,950	217,893
Heineken Holding NV	4,900	307,065
Heineken NV	3,700	276,258
Remy Cointreau SA	1,300	164,291

Total Beverages		1,171,242

Food Products - 1.1%
BRF - Brasil Foods SA, ADR	10,500	226,695
Dean Foods Co.	6,830	113,378	*
Nestle SA, Registered Shares	5,608	391,896
Suedzucker AG	4,900	214,626
Tate & Lyle PLC	17,800	219,403
Toyo Suisan Kaisha Ltd.	5,000	146,456
Unilever PLC	3,900	155,485

Total Food Products		1,467,939

Personal Products - 0.2%
Kao Corp.	8,400	268,612

Tobacco - 0.9%
Altria Group Inc.	8,200	275,110
Imperial Tobacco Group PLC	5,900	213,919
Japan Tobacco Inc.	6,100	192,497
KT&G Corp.	1,594	113,644
Philip Morris International Inc.	5,240	480,770

Total Tobacco		1,275,940

TOTAL CONSUMER STAPLES		4,183,733

ENERGY - 1.7%
Energy Equipment & Services - 0.1%
TGS Nopec Geophysical Co. ASA	5,500	208,093

Oil, Gas & Consumable Fuels - 1.6%
BP PLC	40,750	275,531
Chevron Corp.	2,022	236,877
ConocoPhillips	2,980	172,691
Exxon Mobil Corp.	5,257	470,764
Marathon Petroleum Corp.	1,622	134,431
Pacific Rubiales Energy Corp.	4,400	107,733
Phillips 66	1,490	93,811
Suncor Energy Inc.	5,300	160,606
Total SA	3,900	194,985
Valero Energy Corp.	6,580	299,982

Total Oil, Gas & Consumable Fuels		2,147,411

TOTAL ENERGY		2,355,504

FINANCIALS - 6.0%
Commercial Banks - 3.2%
Australia & New Zealand Banking Group Ltd.	5,195	152,401
Bank of China Ltd.	378,000	178,872
Bank of Montreal	3,300	205,472
Bank of Nova Scotia	3,000	178,705
Canadian Imperial Bank of Commerce	3,100	249,924
China Construction Bank Corp., Class H Shares	258,000	212,904
DBS Group Holdings Ltd.	13,000	158,616

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	SHARES	VALUE
Commercial Banks - 3.2% (continued)
Fifth Third Bancorp	14,350	$227,304
Grupo Financiero Banorte SAB de CV, Series O Shares	16,700	123,505
HSBC Holdings PLC	12,900	143,135
Industrial & Commercial Bank of China Ltd., Class H Shares	331,765	238,271
National Bank of Canada	3,000	228,538
Royal Bank of Canada	6,300	391,104
Sumitomo Mitsui Financial Group Inc.	7,400	296,192
Swedbank AB, Class A Shares	13,500	324,589
U.S. Bancorp	10,680	362,906
Wells Fargo & Co.	17,550	615,654
Westpac Banking Corp.	3,009	94,573

Total Commercial Banks		4,382,665

Consumer Finance - 0.2%
American Express Co.	1,640	101,926
ORIX Corp.	1,780	198,183

Total Consumer Finance		300,109

Diversified Financial Services - 0.3%
JPMorgan Chase & Co.	3,263	159,626
London Stock Exchange Group PLC	10,000	202,374

Total Diversified Financial Services		362,000

Insurance - 1.8%
AFLAC Inc.	4,911	245,304
Allianz AG, Registered Shares	2,011	274,886
Allstate Corp.	3,245	149,335
American Financial Group Inc.	3,397	149,332
Assurant Inc.	2,896	121,603
Hannover Rueckversicherung AG	3,000	234,725
Legal & General Group PLC	93,200	226,364
Mapfre SA	46,400	151,020
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	1,400	251,684
PICC Property & Casualty Co., Ltd.	98,000	140,513
Protective Life Corp.	6,560	209,395
Prudential Financial Inc.	3,880	215,611

Total Insurance		2,369,772

Real Estate Investment Trusts (REITs) - 0.3%
CBL & Associates Properties Inc.	11,330	257,644
Suntec Real Estate Investment Trust	137,000	198,575

Total Real Estate Investment Trusts (REITs)		456,219

Real Estate Management & Development - 0.2%
China Overseas Land & Investment Ltd.	50,000	152,148
Evergrande Real Estate Group Ltd.	313,000	153,360

Total Real Estate Management & Development		305,508

TOTAL FINANCIALS		8,176,273

HEALTH CARE - 3.2%
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories	6,246	211,053
Thermo Fisher Scientific Inc.	2,700	199,260

Total Health Care Equipment & Supplies		410,313

Health Care Providers & Services - 0.9%
Aetna Inc.	4,860	229,343
Humana Inc.	1,944	132,697
Life Healthcare Group Holdings Pte Ltd.	37,100	138,903
McKesson Corp.	2,700	286,551
UnitedHealth Group Inc.	4,930	263,509
WellPoint Inc.	1,789	111,240

Total Health Care Providers & Services		1,162,243

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	SHARES	VALUE
Pharmaceuticals - 2.0%
AbbVie Inc.	6,246	$230,602
Actavis Inc.	2,250	191,610	*
AstraZeneca PLC	2,760	125,423
Dr. Reddy’s Laboratories Ltd., ADR	4,230	137,898
Eli Lilly & Co.	3,700	202,242
Endo Pharmaceuticals Holdings Inc.	6,031	186,961	*
GlaxoSmithKline PLC	6,543	144,523
Merck & Co. Inc.	6,016	257,064
Novartis AG, Registered Shares	2,944	199,921
Novo Nordisk A/S, Class B Shares	1,700	296,893
Pfizer Inc.	9,138	250,107
Roche Holding AG	1,700	389,406
Shire PLC	5,200	162,901

Total Pharmaceuticals		2,775,551

TOTAL HEALTH CARE		4,348,107

INDUSTRIALS - 1.9%
Aerospace & Defense - 0.9%
Alliant Techsystems Inc.	2,150	141,470
BAE Systems PLC	44,600	240,262
Boeing Co.	3,350	257,615
General Dynamics Corp.	3,400	231,098
Lockheed Martin Corp.	2,670	234,960
Safran SA	3,900	178,615

Total Aerospace & Defense		1,284,020

Construction & Engineering - 0.2%
Outotec OYJ	3,400	223,941

Industrial Conglomerates - 0.3%
DCC PLC	4,771	167,710
General Electric Co.	8,283	192,331

Total Industrial Conglomerates		360,041

Machinery - 0.1%
Metso Corp.	4,200	180,401

Road & Rail - 0.4%
Central Japan Railway Co.	2,500	243,014
Union Pacific Corp.	2,050	281,076

Total Road & Rail		524,090

TOTAL INDUSTRIALS		2,572,493

INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment, Instruments & Components - 0.2%
Hitachi Ltd.	35,000	196,353
Tech Data Corp.	1,944	103,149	*

Total Electronic Equipment, Instruments & Components		299,502

Software - 0.1%
CA Inc.	5,650	138,368

TOTAL INFORMATION TECHNOLOGY		437,870

MATERIALS - 1.3%
Chemicals - 1.1%
Agrium Inc.	2,700	279,596
Axiall Corp.	1,204	68,133
BASF SE	4,000	376,938
Huntsman Corp.	12,050	207,622
PPG Industries Inc.	2,100	282,786
Yara International ASA	3,900	186,416

Total Chemicals		1,401,491

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	SHARES	VALUE
Metals & Mining - 0.2%
BHP Billiton Ltd.	3,701	$140,139
Korea Zinc Co., Ltd.	487	169,106

Total Metals & Mining		309,245

TOTAL MATERIALS		1,710,736

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
KDDI Corp.	2,200	165,196
Sistema JSFC, Registered Shares, GDR	6,700	131,722
Softbank Corp.	5,000	185,295

TOTAL TELECOMMUNICATION SERVICES		482,213

UTILITIES - 0.7%
Electric Utilities - 0.5%
American Electric Power Co. Inc.	5,650	264,364
Cheung Kong Infrastructure Holdings Ltd.	35,000	229,028
Enel SpA	48,000	173,711

Total Electric Utilities		667,103

Gas Utilities - 0.1%
Gas Natural SDG SA	7,303	144,876

Multi-Utilities - 0.1%
GDF Suez	6,500	122,878

TOTAL UTILITIES		934,857

TOTAL COMMON STOCKS (Cost - $22,023,264)		27,209,783

INVESTMENTS IN UNDERLYING FUNDS - 24.4%
iShares Trust - iShares Barclays TIPS Bond Fund	11,178	1,352,650
iShares Trust - iShares MSCI EAFE Index Fund	104,507	6,080,217
SPDR Series Trust - SPDR Barclays Capital High Yield Bond ETF	13,218	540,352
Vanguard Index Funds - Vanguard Total Stock Market Fund, ETF Shares	78,258	6,114,297
Vanguard Specialized Funds - Vanguard REIT Index Fund, ETF Shares	273,884	18,922,646

TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost - $27,999,685)		33,010,162

PREFERRED STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
ProSiebenSat.1 Media AG	4,400	151,652

FINANCIALS - 0.3%
Commercial Banks - 0.3%
Itau Unibanco Holding SA	10,500	186,034
Itausa - Investimentos Itau SA	34,131	178,466

TOTAL FINANCIALS		364,500

UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
Cia Energetica de Sao Paulo	9,200	85,242

TOTAL PREFERRED STOCKS (Cost - $661,202)		601,394

	RATE	MATURITY DATE	FACE AMOUNT
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.4%
FNMA - 0.4%
Federal National Mortgage Association (FNMA) (Cost - $499,855)	1.000%	12/28/17	500,000	499,068

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $98,498,836)				111,334,212

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of Investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS - 10.3%
Repurchase Agreements - 10.3%
Interest in $750,000,000 joint tri-party repurchase agreement dated 2/28/13 with RBS Securities Inc.; Proceeds at maturity - $13,912,069; (Fully collateralized by various U.S. government agency obligations, 0.000% due 3/6/13 to 8/28/13; Market value - $14,190,268) (Cost - $13,912,000)	0.180%	3/1/13	13,912,000	$13,912,000

TOTAL INVESTMENTS - 92.6% (Cost - $112,410,836#)				125,246,212
Other Assets in Excess of Liabilities - 7.4%				10,017,969

TOTAL NET ASSETS - 100.0%				$135,264,181

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule :

ADR	— American Depositary Receipts

CAD	— Canadian Dollar

GBP	— British Pound

GDR	— Global Depositary Receipts

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$49,417,771	—	$49,417,771
Non-U.S. treasury inflation protected securities	—	596,034	—	596,034
Common stocks	$27,209,783	—	—	27,209,783
Investments in underlying funds	33,010,162	—	—	33,010,162
Preferred stocks	601,394	—	—	601,394
U.S. government & agency obligations	—	499,068	—	499,068

Total long-term investments	$60,821,339	$50,512,873	—	$111,334,212

Short-term investments†	—	13,912,000	—	13,912,000

Total investments	$60,821,339	$64,424,873	—	$125,246,212

Other financial instruments:
Purchased options on futures	$33,487	—	—	$33,487
Forward foreign currency contracts	—	$101,868	—	101,868

Total other financial instruments	$33,487	$101,868	—	$135,355

Total	$60,854,826	$64,526,741	—	$125,381,567

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$77,806	—	—	$77,806
Forward foreign currency contracts	—	$1,004,305	—	1,004,305
Commodity index swaps	—	858,976	—	858,976

Total	$77,806	$1,863,281	—	$1,941,087

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all

Notes to Consolidated Schedule of Investments (unaudited) (continued)

times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters to a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended February 28, 2013, see Note 3.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Commodity index swaps

The Fund may enter into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2013, the Fund held forward foreign currency contracts and commodity index swaps with credit related contingent features which had a liability position of $1,863,281. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

2. Investments

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,176,517
Gross unrealized depreciation	(341,141)

Net unrealized appreciation	$12,835,376

During the period ended February 28, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2012	10	$8,093
Options written	18	11,191
Options closed	(28)	(19,284)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of February 28, 2013	—	—

At February 28, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
S&P GSCI	10	3/13	$1,697,806	$1,620,000	$(77,806)

Options on futures which trade on the Eurex and Life exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
German Euro Bund	57	$125.75	3/22/2013	$17,147	$33,487	$16,340

At February 28, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Bank of America, N.A.	9,462,000	$9,653,181	3/20/13	$(261,017)
Australian Dollar	UBS AG	327,000	333,607	3/20/13	(6,307)
Australian Dollar	UBS AG	210,000	214,243	3/20/13	(5,232)
Canadian Dollar	Bank of America, N.A.	9,822,000	9,520,346	3/20/13	(438,872)
Canadian Dollar	Bank of America, N.A.	233,000	225,844	3/20/13	(8,298)
Canadian Dollar	UBS AG	327,000	316,957	3/20/13	(10,140)
Mexican Peso	Bank of America, N.A.	4,537,000	354,860	3/20/13	(1,211)
Mexican Peso	Bank of America, N.A.	2,065,000	161,513	3/20/13	(717)
Mexican Peso	Bank of America, N.A.	1,121,000	87,679	3/20/13	(402)
Mexican Peso	UBS AG	190,808,000	14,923,986	3/20/13	56,119
New Zealand Dollar	UBS AG	168,000	138,739	3/20/13	(3,066)
New Zealand Dollar	UBS AG	11,820,000	9,761,271	3/20/13	(158,463)
New Zealand Dollar	UBS AG	325,000	268,394	3/20/13	(2,161)
Norwegian Krone	Bank of America, N.A.	27,985,000	4,871,972	3/20/13	(101,801)
Norwegian Krone	UBS AG	451,000	78,516	3/20/13	(1,654)

					(943,222)

Contracts to Sell:
British Pound	Citibank, N.A.	506,689	768,387	5/16/13	23,578
Canadian Dollar	Citibank, N.A.	567,914	549,794	5/16/13	19,301
Euro	Citibank, N.A.	60,000	78,376	5/16/13	2,870
Japanese Yen	Citibank, N.A.	44,000,000	474,939	5/16/13	(4,964)

					40,785

Net unrealized loss on open forward foreign currency contracts					$(902,437)

Notes to Consolidated Schedule of Investments (unaudited) (continued)

At February 28, 2013, the Fund held the following commodity index swap contracts:

AGREEMENT WITH:	TERMINATION DATE	THE FUND AGREES TO PAY	THE FUND WILL RECEIVE	CONTRACT NOTIONAL AMOUNT	UNREALIZED DEPRECIATION
Goldman Sachs & Co.	03/13/13	3-Month Treasury Bill-Rate plus Fees	Commodity Index Basket Return	$9,421,966	$(429,488)
Morgan Stanley & Co. Inc.	03/13/13	3-Month Treasury Bill-Rate plus Fees	Commodity Index Basket Return	9,421,966	(429,488)

Total				$18,843,932	$(858,976)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2013.

		Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options on Futures, at value	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$33,487	—	—	—	—	$33,487
Foreign Exchange Risk	—	—	$101,868	$(1,004,305)	—	(902,437)
Commodity Risk	—	$(77,806)	—	—	$(858,976)	(936,782)

Total	$33,487	$(77,806)	$101,868	$(1,004,305)	$(858,976)	$(1,805,732)

During the period ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$8,372
Written options†	4,586
Futures contracts (to buy)	1,924,703
Futures contracts (to sell) †	296,281
Forward foreign currency contracts (to buy)	51,616,238
Forward foreign currency contracts (to sell)	4,689,789

Average notional balance
Commodity index swap contracts	$18,036,068

†	At February 28, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chairman and President

Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chairman and President

Date:	April 25, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2013